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                                                                 Exhibit 15.1


                [LETTERHEAD OF KPMG PEAT MARWICK APPEARS HERE]




The Board of Directors of
Mellon Bank Corporation:



We consent to the use of our report incorporated herein by reference.




/s/ KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
November 25, 1996